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                                                                    EXHIBIT 10.7

                               SERVICES AGREEMENT


BISYS, INC.                                           Contract No. CH-2224-12-91
11 Greenway Plaza                                           Price List No. 12/91
Houston, Texas 77046-1102


Client   High Street Banking Company
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Address  225 4th Street, N.W.
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City     Hickory                   State    NC              Zip Code   28601
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1.       SCOPE OF AGREEMENT

Client agrees to convert to the BISYS system (defined in Paragraph 2(C) below) and BISYS, Inc. ("BISYS") shall provide Client, in accordance with this Agreement, the services selected by Client from BISYS' then applicable Standard Services Price List and/or Special Services Price List (collectively, the "Price Lists") (collectively, the "Services"). BISYS shall provide the reports listed on the Standard Reports List and Special Reports List as applicable to the Services selected by Client. The current Price Lists are attached hereto and made a part hereof.

2.       TERM OF AGREEMENT

A. The initial term of this Agreement shall commence the date this Agreement is executed by both parties and end sixty (60) full calendar months after the "Conversion Date" (as defined in Paragraph 4(B)) (the "Initial Period").

B. The Agreement shall automatically continue after the Initial Period for subsequent consecutive terms of three years each unless and until it is terminated by either party upon written notice to the other given at least 180 days prior to the end of the Initial Period or any additional three year period.

C. If Client has given BISYS notice pursuant to Paragraph 2(B) and Client intends to deconvert from the BISYS data processing system ("BISYS System"), Client may, upon written notice to BISYS given at any time during the final 120 days of this Agreement (as determined in accordance with 2(B) above) or any extension hereof pursuant to this Paragraph 2(C), extend the termination date to the date indicated in such notice, which date shall not be, in any event, less than 120 days after the date of such notice. Commencing at the end of the Initial Period or any renewal period (as applicable), Client shall pay for Services at the prices set forth in the then current BISYS Price Lists notwithstanding the giving of extension notice.

D. Continuing obligations under this Agreement including, without limitation, those relating to "BISYS Products" (defined in Paragraph 10(A)); "Confidential Information" (defined in Paragraph 10(F)) and "Client Files" (defined in Paragraph 8(A)), shall survive any termination.

3.       CHARGES

A. Each month commencing Conversion Date, whether or not Client actually uses any Services during such month, Client shall pay a minimum monthly charge equal to the greater of (i)*; (ii) BISYS' charges for the Services actually used by Client during such month; (iii) 80% of the charges invoiced to Client during the immediately preceding month; or
         (iv) 80% of the charges invoiced to Client for the month immediately preceding any deconversion by Client if Client deconverts from the BISYS System.

B. The initial charges for the Services are specified in the Price Lists, and shall be recorded by the BISYS System or by any other means used by BISYS of determining Client's usage. The charges for the Services listed on the Standard Services Price List as of the date hereof will not be changed by BISYS until the expiration of the first year following Conversion Date. Thereafter, during the remaining term of the Initial Period, the charges for the Services listed on the Standard Services Price List may be changed by BISYS at any time and from time to time upon at least 90 days prior written notice to Client. During the Initial Period, the charges for the Services listed on the Special Services Price List as of the date hereof may be changed by BISYS at any time after the date hereof upon at least 90 days prior written notice to Client. After the Initial Period, the charges for the Services listed on the Price Lists shall automatically, and without notice, be changed to BISYS' standard (non-discounted) list prices then in effect for the respective Services; such prices may, thereafter, be changed by BISYS, at any time and from time to time, upon at least 90 days prior written notice to Client.

C. There shall be added to all charges for the Services furnished Client hereunder amounts equal to any applicable taxes levied or based on such Services, exclusive of taxes based on BISYS' income.

D. No later than the 5th day of each calendar month, BISYS shall invoice (the "Monthly Invoice") Client: (i) for all Services projected to be used by Client during that billing month (the "Billing Month") which charge will be based upon either actual usage and number of accounts during the month prior to the Billing Month or the minimum charge pursuant to Paragraph 3(A); (ii) an amount equal to 100% of the recurring pass through charges (e.g. communication charges) actually utilized by Client during the prior month as the estimated pass through charges for the Billing Month; (iii) adjustments (debits/credits) to the prior month's estimated charges set forth in (i) and (ii) above and; (iv) all other charges incurred by Client during the prior month. For the projected portion of the invoice, the first Monthly Invoice shall be based upon BISYS' estimates of usage and shall also include for the prior month (during which the Conversion Date occurred) a full month's charges unless the Conversion Date is after the 15th of the prior month, in which event Client shall be assessed one-half month's charges for the prior month. Client agrees to pay all amounts set forth in the Monthly Invoice by automatic debit by BISYS on the last business day of the Billing Month from a Client bank account established for this purpose (the "Payment Account"). Client agrees to execute any and all required documentation to enable BISYS to perform such automatic debiting of the Payment Account. If Client fails to pay any amounts due under this Agreement, Client shall, upon demand, pay interest at the rate of 1-1/2% per month, but in no event more than the highest interest rate allowable, on such delinquent amounts from their due date until the date of payment. Client agrees to reimburse BISYS for any and all expenses BISYS may incur, including reasonable attorney fees, in taking action to collect any amounts due BISYS hereunder. All amounts due must be paid prior to Client's deconversion from the BISYS System.

4.       CONVERSION TO THE SERVICES

A. BISYS shall, to the extent applicable, convert machine readable Client Files to make them compatible with the Services selected by Client from the Standard Services Price List. Client agrees to cooperate with BISYS and provide all necessary information and assistance required for BISYS to successfully convert such Client Files. Client will assign a liaison person to assist and cooperate with BISYS in such conversion.

B. BISYS shall determine in accordance with its normal acceptance procedures when the applicable Client Files have been successfully converted and when the Services selected by Client from the Standard Services Price List are operational and available for Client's use. The date the first of the Services selected by Client from the Standard Services Price List is operational and available for Client's use is the "Conversion Date".


*See Paragraph 2.1 of the Addendum.
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5.       AVAILABILITY OF THE SERVICES


A. Hours of accessing Services on an on-line basis ("On-Line Hours") at the BISYS data center providing Services to Client ("Data Center") are 7:00 A.M to 9:00 P.M Monday through Friday and 7:00 A.M to 5:00 P.M Saturday (Data Center time) exclusive of BISYS holidays (New Years Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). A particular Service may also be available at other than On-Line Hours; in which event Client may, at its option and subject to any additional charges therefor, use that Service at such other times.

B. BISYS will make every reasonable effort to have the Services available during the On-Line Hours. However, BISYS cannot and does not guarantee such availability. Accordingly, Client's remedy and BISYS' sole liability to Client or any third party to claims, nonwithstanding the form of such claims (e.g., contract, negligence or otherwise), arising out of (i) the unavailability of the BISYS System of (ii) the interruption in or delay of the Services provided or to be provided by BISYS hereunder, shall be for BISYS to use all reasonable efforts to make the BISYS System available and/or to resume the Services as promptly as reasonably practicable.

C. Client shall, at it's expense, be responsible for delivering and transmitting to and from Client's offices, the offices of the applicable regulatory authorities and any other location authorized by Client, and the Data Center all data and information necessary for BISYS to furnish the Services to Client.

6.       USE OF SERVICES

A. Client is exclusively responsible for the consequences of its own actions; for any instructions it gives BISYS; for its failure to access the Services in the manner prescribed by BISYS, and for its failure to supply accurate input information. Client is responsible for auditing, balancing, verifying the corrections of calculation routines (such as interest and service charges) and reconciling any out-of-balance condition, and for notifying BISYS of any errors in the foregoing within three business days after receipt of the incorrect information. Client's remedy and BISYS' sole liability to Client or any third party for any claims, notwithstanding the form of such claims (e.g., contract, negligence or otherwise), arising out of errors or omissions in the Services provided or to be provided by BISYS hereunder and caused by BISYS shall be for BISYS to furnish the correct report and/or to correct the applicable Client Files, provided that Client promptly advises BISYS thereof.

B. Client shall use the Services in accordance with such reasonable instructions as may be established by BISYS from time to time as set forth in any written materials furnished by BISYS to Client.

C. Except as otherwise permitted by BISYS, Client will use the Services only for its own internal and proper business purposes and will not sell or otherwise provide, directly or indirectly, any of the Services or any portion thereof to any third party.

D. Client shall not make any alteration, change or modification to any of the computer programs, data bases and/or BISYS supported files used by BISYS in connection with providing the Services to Client hereunder, without BISYS' prior written consent in each instance.

E. BISYS shall give Client written notice of any BISYS system change which materially affects Client. Nothing herein shall preclude or limit BISYS' ability to make changes to its data processing system.

7.       COMMUNICATION LINES AND EQUIPMENT

A. BISYS shall order on Client's behalf and with Client's approval, the installation of appropriate telephone lines and communications equipment to enable Client to access the Services. Client shall pay all charges relating to the installation and use of such telephone lines and communications equipment.

B. BISYS shall not be responsible for the reliability, or continued availability, of telephone lines and communications equipment used by Client in accessing the Services.

8.       FILE SECURITY AND RETENTION

A. Any Client data bases and files or other information provided by Client to BISYS for use with the Services (the "Client Files") shall remain the confidential property of Client. BISYS will provide reasonable security provisions to insure that third parties do not have access to the Client Files. BISYS reserves the right to issue and change regulations and procedures from time to time to improve file security. BISYS will instruct its employees having access to the Client files to keep the same confidential by using the same care and discretion that BISYS uses with respect to its own confidential property.

B. BISYS will take reasonable precautions to prevent the loss of, or alteration to, Client Files, but BISYS cannot guarantee against such loss or alteration. Accordingly, Client will, to the extent deemed necessary by Client, keep copies of all source documents of information delivered to BISYS and will maintain a procedure external to the BISYS System for the reconstruction of lost or altered Client Files. In connection with the foregoing, it is understood that Client shall assume and be responsible for risk of loss and/or damage to documents and records while they are in transit to and from the Data Center.

C. During the term of this Agreement, BISYS will retain the Client Files in accordance with, and to the extent provided by BISYS' then prevailing records retention policies for the Services, which policies will be consistent with guidelines covering the Services established by appropriate regulatory authorities. BISYS will, upon the expiration of any retention period for Client Files, dispose of Client Files in any manner deemed appropriate by BISYS unless Client, prior to such disposal, furnishes to BISYS written instructions for the disposition of such Client Files at Client's expense. Client shall pay for the provision of Client Files to Client at BISYS' standard rates for such services and BISYS shall provide such Client Files provided that BISYS has been paid for all Services provided hereunder through the date such requested Client Files are returned to the Client

D. BISYS has a written Disaster Recovery Plan establishing emergency procedures, including off-premises backup facility. In connection therewith, BISYS has prepared a Disaster Recovery Manual. The Disaster Recovery Plan and Disaster Recovery Manual are available at the Data Center for examination by bank auditors and examiners and, as they may be modified from time to time, will remain in existence during the term of this Agreement. BISYS shall provide Client, upon and examiners and, as they may be modified from time to time, will remain in existence during the term of this Agreement. BISYS shall provide Client, upon written request, with information necessary for Client to develop a disaster contingency plan which will work in concert with BISYS' Disaster Recovery Plan.

9.       DUTIES UPON TERMINATION; RETURN OF RECORDS

A. Upon the termination of this Agreement for any reason, BISYS will dispose of all Client Files still in the BISYS System in any manner deemed appropriate by BISYS unless Client, not later than 30 days after such termination, furnishes to BISYS written instructions for the disposition of such Client Files at Client's expense as set forth in Paragraph 9(B).

B. At Client's request as set forth in Paragraph 9(A), BISYS shall deliver to Client all of the Client Files then retained by BISYS including file layouts and their descriptions in BISYS format and shall provide in accordance with BISYS deconversion policies, reasonable and necessary assistance with the deconversion from the BISYS System to a non-BISYS system ("Deconversion"). Client shall pay BISYS for Deconversion assistance in accordance with BISYS' then current Deconversion rate schedule. Payment for Deconversion together with all other payments which are due, and which will become due pursuant to the provisions of this Agreement shall be paid to BISYS prior to delivery of such Client Files.

C. Client Files returned to Client shall be in a standard BISYS machine readable format.

10. OWNERSHIP, USE AND CONFIDENTIALITY; BISYS PRODUCTS AND CONFIDENTIAL INFORMATION.

A. All computer programs and related documentation made available, directly or indirectly, by BISYS to Client as part of the Services (the "BISYS Products") are the exclusive and confidential property of BISYS or the third parties from whom BISYS has secured the right to use such computer programs and documentation.

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B.       A personal, non-exclusive, non-transferable right and license is being granted to Client to use, during the term of this Agreement, any applications software programs included in the BISYS Products (the "Application Programs") which are delivered to Client as part of the Services solely for Client's own business usage. Client shall not have any interest in the Applications Programs except for this limited license.

C. Client shall receive all improvements, enhancements, modifications and updates to any Applications Programs which are delivered to Client as part of the Services if, and as, made available by BISYS to its clients generally. All such improvements, enhancements, modifications and updates shall be delivered to Client in the form of a computer media, which media shall be provided to Client by BISYS and shall be installed by Client. If Client fails to install any such media within 45 days of its receipt from BISYS, BISYS shall have no further obligation to provide Client with improvements, enhancements, modifications or updates to such Application Programs.

D. Client acknowledges that it shall be deemed a sublicensee of BISYS for any systems software programs included in the BISYS Products (the "Systems Programs") which are delivered to Client as part of the Services. Client accepts a sublicense from BISYS of the Systems Programs on a personal, non-exclusive, non-transferable basis with the right to use, during the term of this Agreement, such Systems Programs solely in connection with the Services.

E. Client shall not copy, in whole or in part, any BISYS Products or related documentation, whether in the form of computer media, printed or in any other form. Client shall not make any alteration, change or modification to any BISYS Products.

F. Client shall treat as confidential and will not disclose or otherwise make available any of the BISYS Products or any trade secrets, processes, proprietary data, information or documentation related thereto including, without limitation, any flow charts, logic diagrams or source code (collectively the "Confidential Information"), in any form, to any person other than employees of Client. Client will instruct its employees who have access to the BISYS Products and the Confidential Information to keep the same confidential by using the same care and discretion that Client uses with respect to its own confidential property and trade secrets. Upon the termination of this Agreement for any reason, Client shall return to BISYS any and all copies of the BISYS Products and the Confidential Information which are in its possession.

11.      GOVERNMENTAL AGENCIES.

A. Client shall provide all required notices to the appropriate regulatory authorities concerning the initiation or termination of this Agreement, or of any substantial changes in the Services being provided to Client. BISYS agrees that any and all Client Files maintained by it for the Client pursuant to this Agreement shall be available for inspection by the appropriate regulatory authorities and Client's internal auditors and independent public accountants, upon prior written notice to BISYS. All costs incurred by BISYS in the preparation of data for inspection, examination or audit will be charged to Client at BISYS' then standard rates for such services.

B. BISYS shall provide annually to the appropriate regulatory authorities any Third Party Review Reports prepared by independent public accountants with respect to the Services performed by BISYS at the Data Center and copies of BISYS' audited financial statements. By entering into this Agreement, BISYS agrees that it extends to the Office of Thrift Supervision ("OTS") the same authority and responsibility (as applicable to Client) provided to the other regulatory agencies pursuant to the Bank Service Corporation Act, 12 U.S.C. 1867(C) relating to services performed by contract or otherwise.

C. If after the date hereof any modifications to the Services shall be required by law or by any governmental regulatory authority, BISYS shall, except to the extent such changes may be beyond the capability of the BISYS System to implement, conform the Services to be in compliance with such modified laws or governmental regulations. BISYS may, at its discretion, pass on, in whole or in part, on an equitable basis to all users of the Services (including Client) affected by any such modification the actual costs incurred by BISYS in making any such modification to the Services.

12.      WARRANTY.

A. BISYS represents and warrants that the Services will conform materially to their design specifications and user documentation which may be changed from time to time. This warranty shall not extend to any of the computer programs, data bases and/or BISYS supported files used by BISYS in connection with providing the Services to Client hereunder which have been altered, changed or modified in any way, without BISYS' prior written consent in each instance.


B. EXCEPT AS SPECIFICALLY PROVIDED HEREIN, THERE ARE NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

13.      LIMITATION OF LIABILITY.

A. The remedies specified in this Agreement constitute Client's sole and exclusive remedies in the event of any alleged defaults by BISYS under this Agreement. BISYS' sole liability, if any, for damages (monetary or otherwise) resulting from claims made by Client or any third party arising from or related to any and all causes not covered by the foregoing remedies shall be limited to the lesser of (i) the amount of actual damages incurred by Client or (ii) an amount which shall not exceed the charges paid by Client during the six (6) month period immediately preceding the event from which such liability arose for the Services performed which gave rise to the claim.

B. IN NO EVENT WILL BISYS BE RESPONSIBLE FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES WHICH CLIENT MAY INCUR OR EXPERIENCE ON ACCOUNT OF ENTERING INTO OR RELYING ON THIS AGREEMENT, EVEN IF BISYS HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

14.      PATENT AND COPYRIGHT INDEMNIFICATION.

         BISYS will hold Client harmless and, at its own expense, will defend any action brought against Client based on a claim that the Services used within the scope of this Agreement infringe a United States patent or copyright provided Client notifies BISYS promptly in writing of the claim, BISYS has sole control of the defense of the action and all negotiations for its settlement or compromise, and Client cooperates with BISYS in the defense of the action. In the event any of the Services becomes, or in BISYS' opinion is likely to become, the subject of a claim of infringement of patent or copyright, BISYS, at its option, may (i) secure for Client the right to continue using such Service(s),
(ii) replace or modify such Services to make it or them non-infringing, (iii) cease providing the affected Service(s) or (iv) if none of the foregoing options is commercially reasonable, in BISYS' opinion, terminate this Agreement. If BISYS exercises its option hereunder to terminate this Agreement, such termination shall be at no penalty to BISYS except that BISYS shall provide the Deconversion assistance described in Paragraph 9(B) at no charge to Client.

15.      INSURANCE.

         BISYS shall maintain, during the term of this Agreement, $10,000,000 of coverage under a Blanket Crime Policy covering fraudulent and dishonest acts committed by its employees for which it is legally responsible. BISYS shall maintain, on its own behalf, insurance coverage for loss from fire, disaster, or other causes contributing to interruption of normal services. Client, at its own expense, will maintain all insurance and fidelity bonds required by the applicable regulatory authorities.

16.      DEFAULT; REMEDIES UPON DEFAULT.

A. Any of the following events will constitute an "Event of Default" under the Agreement: (i) non-payment of any amounts due hereunder to BISYS by Client; (ii) non-performance of any of Client's or BISYS' other material obligations hereunder; (iii) if any representation or warranty of Client or BISYS is materially breached; (iv) if Client or BISYS files a petition for bankruptcy or becomes the subject of an involuntary bankruptcy petition which is not vacated within 60 days of filing,


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
         or becomes insolvent; or (v) if any substantial part of Client's or BISYS' property becomes subject to any levy, seizure, assignment, application or sale for or by any creditor or governmental agency.

B. Upon occurrence of an Event of Default under the Agreement, the non-defaulting party may, at its option, terminate this Agreement provided at least 30 days (or longer period as may be required by the applicable regulatory authorities) prior written notice has been given to the other and such default has not been cured within such period. Upon such termination by BISYS, BISYS may declare all amounts due and to become due hereunder immediately due and payable. The remedies contained in this Paragraph 16 are cumulative and in addition to all other rights and remedies available to the parties under this Agreement or by operation of law or otherwise.

17.      FORCE MAJEURE

BISYS shall not be liable or deemed to be in default for any delay or failure to perform under this Agreement or for interruption of the Services resulting, directly or indirectly, from any cause beyond BISYS' reasonable control.

18.      GENERAL

A. BISYS shall provide Client upon written request, copies of The BISYS Group, Inc.'s (BISYS' parent corporation) current audited financial statements.

B. Client acknowledges that it has not been induced to enter into this Agreement by any representation or warranty not set forth in this Agreement. This Agreement contains the entire agreement of the parties with respect to its subject matter and supersedes all existing agreements and all other oral, written or other communications between them concerning its subject matter. This Agreement shall not be modified in any way except by a writing signed by both parties.

C. The failure by either party hereto to insist upon strict performance of any of the provisions contained herein shall in no way constitute a waiver of its rights as set forth herein, at law or equity, or a waiver by either party of any other provisions or subsequent default by the other party in the performance of or compliance with any of the terms and conditions set forth herein.

D. This Agreement may not be assigned by either party, in whole or in part, without the prior written consent of the other which consent shall not be unreasonably withheld. It shall not be deemed an assignment requiring consent if the stock of either is sold, or all, or substantially all, of the assets are sold so long as such sale does not materially negatively affect the basis of the financial bargain upon which this Agreement is based as of the date hereof and such sale does not materially negatively affect the provision of the Services hereunder. If there is such a negative impact, then the sale shall be deemed an assignment requiring consent as set forth above. This Agreement shall be binding upon and shall inure to the benefit of BISYS and Client and their respective successors and permitted assigns.

E. If any provision of this Agreement (or any portion thereof) shall be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder of this Agreement shall not in any way be affected or impaired thereby.

F. The headings in this Agreement are intended for convenience of reference and shall not affect its interpretation.

G. The individuals executing this Agreement on behalf of BISYS and Client do each hereby represent and warrant that they are duly authorized by all necessary action to execute this Agreement on behalf of their respective principals.

H. Client acknowledges that a breach of any of its obligations under this Agreement relating to the BISYS Products and/or the Confidential Information will cause BISYS irreparable injury and damage and therefore may be enjoyed through injunctive proceedings in addition to any other rights or remedies which may be available to BISYS, at law or in equity and BISYS grants Client the same rights with respect to a breach of BISYS' obligations relating to the confidentiality of Client Files.

I. During the term of this Agreement, neither party hereto shall, directly or indirectly, solicit or encourage to leave, any employee of the other without prior written consent, which consent shall not be unreasonably withheld.


BISYS, INC.                                  HIGH STREET BANKING COMPANY


Agreed to: /s/ W. W. Neville                 Agreed to: /s/ J. Edgar McFarland
          ------------------------------               ------------------------
                 (signature -                                (signature -
               Authorized Officer)                    Authorized Representative)

Name: W. W. Neville                          Name: J. Edgar McFarland
     -----------------------------------          -----------------------------
              (print or type)                            (print or type)

Title: Sr. V.P.      Date:  5/5/97           Title: President    Date: 4-30-97
      --------------      --------------           -------------      ---------
     (print or type)                              (print or type)


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THIS AGREEMENT SHALL BECOME EFFECTIVE UPON BEING SIGNED BY AUTHORIZED OFFICERS
OF BISYS AND CLIENT. BISYS' MARKETING REPRESENTATIVES DO NOT HAVE THE AUTHORITY TO BIND BISYS.
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
                ADDENDUM TO SERVICES AGREEMENT N0. CH-2224-12-91

                  SERVICES AGREEMENT DATED AS OF _____________

Reference is made to the above Services Agreement between the undersigned (the "Agreement") to which this Addendum Is attached and made a pant thereof.

The Agreement is hereby amended and supplemented as follows:

1. Except as expressly amended and supplemented hereby, all terms defined in the Agreement shall have the same meanings when used herein.

2.       Charges.

         2.1 Section 3 of the Agreement is amended and supplemented by inserting the following new paragraphs after Paragraph 3(D):

                  "E. For purposes of this Agreement and Addendum the following terms shall have the meanings stated:

                  "Client Accounts" shall mean deposit and loan accounts on the BISYS System, including but not limited to Savings Accounts-Account Base, Time Deposits/Certificates of Deposits Accounts-Account Base, Transaction Accounts-Account Base (including DDA, MMDA, NOW, SUPER NOW, Money Market), Line of Credit Accounts-Account Base, Mortgage Loans-Account Base, Construction Loans-On Line History, Commercial Loans Account Base, Installment Loans-Account Base, Adjustable Installment Loans, Commercial Loan Processing, Construction/Commercial Loan Control Accounts Construction Loans, Construction/ Commercial Loan Control Accounts-Commercial Loans.

                  "Exhibit A Services" shall mean the Services identified on attached Exhibit A (both the Standard Services and Special Services listed on Exhibit A). The parties agree that included in the definition of Exhibit A Services are Client usage of any features associated with the Services listed on the Standard Services portion of Exhibit A which features are in existence and available to Client as of the date of this Addendum. Neither features, nor Services, listed on the Price Lists as of the date hereof, but not set forth on Exhibit A shall be deemed to be part of the Exhibit A Services and such other Services and/or features shall be billed to Client in accordance with the provisions of Paragraph 3(G) below. The parties also agree that Exhibit A Services are recurring Services and do not include any installation charges, training charges, one-time license fees or any other one-time charges.

                  "One Year Period" shall mean each twelve (12) calendar month period commencing the first day of the first full calendar month following the Conversion Date and the indication as to which twelve 112) month period is indicated will be with the addition of an ordinal number preceding the term One Year Period, e.g., First One Year Period, Second One Year Period, etc.

                  "F. For any and all usage of Exhibit A Services, Client agrees to pay BISYS each month, a fixed monthly charge (the "Fixed Monthly Charge") in accordance with the following:

                           1. On Conversion Date, BISYS will determine the number of Client Accounts converted to the BISYS System. During the First One Year Period, the Fixed Monthly Charge will be $3,000.00, provided that on Conversion Date there are not more than 4,000 Client Accounts converted to the BISYS System on Conversion Date. If, however, more than 4,000 Client Accounts are converted, then the Fixed Monthly Charge for the First One Year Period will be calculated as (x) $3,000.00 plus (y) (the number of Client Accounts in excess of 4,000 times the appropriate Per Account Fee set forth below).

                           2. At the end of each One Year Period, BISYS will calculate the average number of Client Accounts on the BISYS System for such One Year Period by adding the number of Client Accounts for each month during such One Year Period and dividing such total by twelve (12). Such average shall be deemed the "Year End Accounts". The Fixed Monthly Charge for the next One Year Period will be calculated as (x) $3,000.00 for up to 4,000 Client Accounts plus (y) (the number of Year End Accounts in excess of 4,000 times the appropriate Per Account Fee set forth below).


                           Number of Client Accounts               Per Account Fee
                            4,001 - 10,000                         $0.65
                           10,001 - 15,000                         $0.60
                           15,001 - 20,000                         $0.57
                           20,001 - 30,000                         $0.53
                           Over 30,000                             $0.49

                           3.       Paragraph 3(A), Subparagraphs (i), (ii) and
                                    (iii) and Paragraph 3(B) (to the extent of the Exhibit A Services) are replaced and superseded with the Fixed Monthly Charge calculated in accordance with this Paragraph 3(F).

                           4. Notwithstanding Paragraph 3(D) of the Agreement, the Fixed Monthly Charge and any charges for non-Exhibit A Services utilized by Client each month shall be billed no later than the fifth (5th) day of each month and shall be paid by Client not later than the last business day of such month.

                  G. In addition to the Fixed Monthly Charge for the Exhibit A Services, Client will pay BISYS each month:

                           1. For all usage of Services not specifically set forth on Exhibit A: and

                           2.       For all pass-through charges.

                  H. During the First One Year Period, the Per Account Fee will not be increased Commencing on the first day of the Second One Year Period, BISYS may increase the Per Account Fee by a percentage not to exceed four percent (4%) per One Year Period

3.0     Conversion to the Services.

         3.1 BISYS' standard conversion services listed on the Special Services Price List as "Conversion of Standard Applications" will be provided to Client for $10,000.00. In addition to such fee, Client agrees to pay all out-of-pocket conversion related expense not included in BISYS' provided standard conversion services, including, but not limited to, data communications and terminal expense. Conversion charges will be paid fifty percent upon the execution of this Agreement and fifty percent on Conversion Date.

         3.2 Paragraph 4(B) of the Agreement Is amended by deleting the second sentence of the Paragraph and replacing it with the following language: "The "Conversion Date " shall be the date mutually agreed upon by BISYS and Client when all the Exhibit A Services are operational and available for Client's use."

4.0     Performance Standard .

         4.1 Downtime. For purposes of this Agreement, "Downtime" shall mean any general on-line services interruption (except for interruption due to reasons beyond BISYS' reasonable control, including without limitation, destruction of equipment, communication line failure, fire, acts of God, or acts of governmental or judicial authority) caused by failure of the Data Centers computers, programs or operators to sustain continuous availability of on-line processing during On-Line Hours. BISYS' Data Center will log and report Downtime providing appropriate analytical reports to Client for each calendar month. Client reserves the right to reconcile such reports with Client's own records of Downtime and correct any errors. Downtime results will be tabulated daily and averaged for the calendar month.

                  (a) BISYS agrees to use all reasonable efforts to work with Client's existing terminal and micro computer vendors and with all other organizations who presently provide telecommunications equipment or services to Client to make available to Client an average response time of five (5) seconds and not greater than twelve (12) seconds for standard teller requests. (This benchmark for response time shall not apply to other transactions, including, but not limited to, fill screen inquiry.) Response time shall be measured during a period of ten (10) consecutive business days. Response time shall be calculated based on the time the teller terminal messages are transmitted from Client's terminal equipment to the time BISYS' reply messages are received by Client's terminal equipment. If the above described response time is not met during any measurement period, BISYS and Client shall mutually agree to resolve this issue.

                  (b)      For every percentage of Downtime in excess of two
                           (2) percentage points (as a percentage of total On-Line Hours), during a period of time measured on a rolling three (3) month average, BISYS will deduct one percent (1%) of the actual charges for the Services paid by Client to BISYS for the measured month to a maximum of five percent (5%). Application of this credit will be made the following month.

                  (c) If BISYS experiences Downtime in excess of five (5) percentage points per month during any two consecutive calendar months, Client shall have the option to terminate this Agreement prior to the end of the Initial Period upon at least 180 days prior written notice to BISYS and such termination shall be effective, provided that:

                           (i) Client shall pay BISYS for all Services provided to Client on the terms provided in this Addendum, including pass-through charges, through the effective termination date; and

                           (ii) Client shall pay BISYS for all Deconversion assistance in accordance with Paragraph 9(b) of the Agreement; and

                           (iii) All payments must be made prior to the delivery of Client Files.

         4.2 Report Delivery. Provided that Client has installed a BISYS approved Remote Print configuration containing at the minimum a dedicated 4800 Baud Communication Line to the remote equipment at Client's location and an 800 LPM Printer, if at least ninety percent (90%) of the individual daily reports are not printed and/or stored at Client's print facility by 9:00 A.M. Eastern Time on the business day immediately following the day as to which such reports relate on at least ninety percent (90%) of the business days during any calendar quarter, then the charges for the Services otherwise payable by Client to BISYS under this Agreement for such calendar quarter shall be reduced by five percent (5%) and applied as a credit against charges for the month following such calendar quarter.

                  (a) BISYS agrees to use all reasonable efforts to provide correct report data so as to prevent double posting. BISYS agrees to monitor service incidents related to production performance. Service incidents are defined as:

                           - Reprint/Rerun (due solely to BISYS' error), i.e., double posting, incorrect data, omission, etc.

                           -        Fiche production error

                           -        Report misroute (due solely to BISYS'
                                    error)

                           - Work request delay (based on mutually agreed upon delivery date)

                           - Any Service Incident mutually agreed upon in writing signed by BISYS and Client

                  (b) If during any two (2) consecutive calendar month period, the number of Service Incidents exceeds seven (7), then Client shall have the option to terminate this Agreement prior to the end of the Initial Period upon at least 180 days prior written notice to BISYS, and the termination shall be effective provided that:

                           (i) Client pays BISYS for all Services provided through the effective termination date on the terms provided in this Addendum, including pass-through charges; and

                           (ii) Client pays BISYS for any Deconversion assistance in accordance with Paragraph 9(b); and

                           (iii) All payments must be made before the delivery of Client Files.

         4.3 For purposes of this Paragraph 4, if the BISYS System is not available due to reasons beyond BISYS' reasonable control, including without limitation, destruction of equipment, communication line failure, fire, acts of God or acts of governmental or judicial authority then any incident resulting from the unavailability of the BISYS System for the reasons set forth In 4.3 shall not be included In the number of Service Incidents for purposes of determining if Client has the opportunity to terminate this Agreement in accordance with Paragraph 4.2(b) above.

5.0      Miscellaneous.

         5.1 If during the Initial Period, Client acquires at least five percent (5%) of the outstanding stock of a financial institution which does not have a valid services Agreement with BISYS (the "Acquired Institution"), and Client elects to have the Acquired Institution utilize BISYS' data processing services, then BISYS agrees that the Acquired Institution will be offered at least the same pricing terms and conditions provided to Client hereunder, provided, however that the Acquired Institution must execute a separate Services Agreement with BISYS.

         5.2 BISYS agrees that Client shall receive training associated with the Services selected by Client from the BISYS Price Lists, In accordance with a conversion plan to be jointly developed by BISYS and Client after the date of execution of this Agreement and at the charges set forth in the Price Lists.

         5.3 BISYS agrees that commencing on the date of implementation /installation of the Services selected by Client hereunder or from time to time during the Initial Period, BISYS shall provide support and maintenance as may be requested by Client from time to time, and such maintenance and support shall be provided at the charges set forth in this Addendum, any subsequent addendum or in the Price Lists. BISYS agrees that the improvements, enhancements, modifications and updates described in Paragraph 1 O(C) of the Agreement shall be provided at no additional charge to Client.

         5.4 BISYS acknowledges that Client cannot enter into this Agreement and commence undertaking any of the obligations set forth herein without (1) the approval of Client's Board of Directors; and (ii) the approval of Client's application to the Federal Deposit Insurance Corporation, which is anticipated by Client on or before May 15, 1997. However, in order to induce BISYS to commence work related to converting Client to the BISYS System, Client has executed this Agreement prior to receipt of the aforementioned approvals. Upon receipt of notice by Client that it has not received either of the aforementioned approvals, Client shall immediately provide BISYS written notice that the approvals have not been received and therefore Client intends to terminate this Agreement Immediately. Upon receipt of such notice from Client, this Agreement shall be deemed terminated and BISYS shall discontinue any work relating to the conversion of Client to the BISYS System. Client shall pay BISYS for all work preformed by BISYS associated with the conversion of Client of the BISYS System through the date of termination of this Agreement.

6.       Dispute Resolution.

         6.1 The parties hereto will attempt in good faith to resolve any controversy or claim between them arising out of or relating to this Agreement promptly by negotiation. If a party has a bona fide dispute, such party Will provide written notice to the other party. A senior executive of each party shall meet at a murally agreed upon time and location to attempt to resolve the matter. If the matter is not resolved by the parties within sixty days of the delivery of the written notice, the parties shall finally settle the dispute by binding arbitration before and under the rules of the American Arbitration

                  Association in a mutually agreed upon location, provided however that the location shall not be In North Carolina or Texas. The dispute shall be arbitrated by a panel of three neutral arbitrators. Each party shall have the right to select one of the arbitrators, which arbitrators shall then select the third arbitrator. Notwithstanding anything to the contrary the arbitrator is not empowered to award any damages inconsistent with the terms and conditions of this Agreement. The arbitration shall proceed as expeditiously as possible. The cost of the arbitration shall be bome equally by both parties, provided, however, that each party shall pay its own attorney, expert and witness fees and expenses, unless otherwise required by law.

6.0 Neither BISYS nor Client shall (except to persons acting on behalf of such party) disclose, and neither party shall permit any of Its employees or other persons who act or acted In its behalf to disclose, any of the terms and conditions of the Agreement, including without limitation any Addendum or pricing terms, except as may be required by law.

Except as expressly amended and supplemented hereby, the Agreement shall remain unchanged and continue to be in full force and effect.

This Addendum supersedes and replaces any prior agreement (written or oral) as to its subject matter. If there is any conflict between the terms and conditions of this Addendum and the terms and conditions of the Agreement or any prior addendum to this Agreement, the Terms and Conditions of this Addendum shall prevail.

BISYS, INC.                                  HIGHT STREET BANKING COMPANY


By: /s/ W. W. Neville                        By: /s/ J. Edgar McFarland
   ------------------------------------         -------------------------------
Name: W. W. Neville                          Name: J. Edgar McFarland
     ----------------------------------           -----------------------------
Title: Senior Vice President                 Title: President

      ---------------------------------            ----------------------------
Date: May 5, 1997                            Date: 4-30-97
     ----------------------------------           -----------------------------


-------------------------------------------------------------------------------
THIS ADDENDUM SHALL BECOME EFFECTIVE UPON BEING SIGNED BY AN AUTHORIZED OFFICER OF RISYS. BISYS' MARKETING REPRESENTATIVES DO NOT HAVE THE AUTHORITY TO RIND BISYS.
-------------------------------------------------------------------------------

                          HIGH STREET BANKING COMPANY

                               EXHIBIT A SERVICES


TRANSACTION ACCOUNT PROCESSING (DDA, MMDA, NOW, COMMERCIAL DDA, SUPER NOW)

         Account Base

         Account Analysis

         Check Register on Statement

         DDA Statement Production (includes interim statements)

         Item Processing Interface

         Line-of-Credit Processing

         Transaction Base

         Variable Interest Rate Processing

         On-Line History

SAVINGS, TIME DEPOSITS/CERTIFICATES OF DEPOSITS

         Account Base

         Interest Checks

         On-Line History

         Retirement Accounts

         Statement Production (statement pages printed at BISYS NOT included)

         Variable Interest Rate Processing

ALL DEPOSITS

         Combined Statements

         Production of Activity Reports

         EFT Notices

         Over Draft Reminder Notices

         Currency Reporting

         Account Consolidation Report

         Anniversary Processing

         Audit Confirmations (once per year)

         Bank Check Reconciliation Tape

         CD Renewal Confirmation

         Proxy Reporting

         Realty Trust/Surrogate Processing

         Retirement Account Statements

         Savings Service Charges

         Tenant Rent Security Processing

         Tax Compliance - Withholding

         W9Bs (mailing label and mailer NOT included)

         Account Reconciliation Processing

         Item Processing Interface

         NSF/UCF Qualification Report

         Sweep Accounts

         1099, 1099R, 5498 Production (forms charge and rendering charge NOT included)

         Interactive Exception Handling

         OTS/FDIC Reports

         File Maintenance History

         Transaction Processing Notices

HIGH STREET BANKING COMPANY
EXHIBIT A SERVICES
PAGE TWO


COMMERCIAL LOANS

         Account Base

INSTALLMENT LOANS

         Account Base

         Adjustable Installment Loans

         Commercial Loan Processing

         Coupon Loans MICRIOCR

         Customer Notices and Billings

         Dealer Reporting and Floor Planning

         Investor Reporting

         Lock Box - Stop Tape Production

         On-Line History (18 months)

         Student Loan Processing

         Annual IL Notice, Statement

         Automatic Student Loan Check Printing

         Classification Report

         Credit Bureau Reporting (up to 2)

         FASB #91 Processing

         Loan 10K Report

         Overdraft/LOC Loan Notice

         Savings Account Loan Trial Balance

         Simple Interest Loan Analysis

MORTGAGE LOANS

         Account Base

         Tax and Insurance System

         Coupon Loans MICR/OCR

         Escrow Analysis

         Adjustable Loans

         Bill and Receipt Processing

         Bi-Weekly/Weekly Loans

         Collection Loans

         Investor Reporting

         Lock Box Stop Tape Production

         On-Line History (18 months)

         Report to Credit Bureaus

         AML Reminder Notice Worksheet .

         Annual Mortgage Borrower Statements.

         Credit Bureau Reporting - Monthly (up to 2 bureaus)

         FASB #91 Processing

         FHLMC Form 11 on Magnetic Tape

         FHLMC Submission Schedule

         Interest on Escrow System

         Investor Reporting Tape Production

         LASERNET Remittance Tape

         Loan Solicitation Tape Production

HIGH STREET BANKING COMPANY
EXHIBIT A SERVICES
PAGE THREE


MORTGAGE LOANS (CONTINUED)

         LOAN Solicitations of Printed Forms

         Loan 1OK Report

         ML Available for Sale Report

         Tax Bill Processing Tape Production

CONSTRUCTION LOANS

         ACCOUNT BASE

         Notices

         On-Line History (18 months)

ALL LOANS

         1098, 1099A, 1099s for OTC Records (forms and rendering NOT included)

         1098 Production (forms and rendering NOT included)

         Letter Writing

         Letter Writing Down Load

         File Maintenance History

         Multi-Borrower Report

TOTAL FINANCIAL MANAGER

         TFM Core Package (LAN)

         Per Transaction Fee

AUTOMATIC TRANSACTION GENERATION AND POSTING

         From or To ACH

         System Generated Transactions

         Totalmatic

         ACHIPS

CENTRAL INFORMATION FILE (CIF)

          Account Base

TARGETPLUS

         TargetPlus System

         8 Reports per Month*

SAFE DEPOSIT BOX

         Base Fee

*Any Client usage of TargetPlus in excess of this number will be charged to Client at the charges set forth in the Price Lists.